                           SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                               FORM 8-K

                                     CURRENT REPORT

                              Pursuant to Section 13 or 15(d)
                           of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2004

                                Frontier Airlines, Inc.
                 (Exact name of registrant as specified in its charter)

       Colorado                       0-24126                     84-1256945
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

   7001 Tower Road, Denver, Colorado                            80249
(Address of principal executive offices)                      (Zip Code)

                                      (720) 374-4200
                                (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated May 27, 2004, entitled "Frontier Airlines Reports
         Fiscal Year 2004 Results".

Item 12.  Results of Operations and Financial Condition.

         On May 27, 2004, Frontier  Airlines, Inc. issued a press release announcing its financial results for its fiscal year ending March 31, 2004.  The press release dated May 27, 2004 entitled  "Frontier Airlines Reports Fiscal Year
         2004 Results" is attached hereto as Exhibit 99.1.

                                      SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.

Date: May 27, 2004                                   By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO